Winter Group

4,665 records

Balance: 202,045,643

All records

Selection Criteria: All records

Table of Contents

1. FICO Score

2. CLTV

3. Current Balance

4. Prepay Penalty Term

5. Current Mortgage Rate

6. Current Mortgage Rate

1. FICO Score

FICO Score	% Full Docs	% Limited Docs	% No Docs	Percent of Principal Balance	Principal Balance	Count	Average Principal Balance	WAC	WA CLTV	WA MGN
601 - 650	2.6	2.9	0	5.5	11,116,091.96	246	45,187.37	7.669	86.35	3.669
651 - 700	13.5	28.6	0.3	42.3	85,536,180.26	1,922	44,503.74	7.302	86.71	3.302
701 - 750	13.2	21.8	0.1	35.1	70,876,968.24	1,644	43,112.51	6.309	85.39	2.309
751 - 800	8.6	8	0	16.5	33,404,460.36	823	40,588.65	6.112	82.19	2.112
801 - 850	0.3	0.3	0	0.6	1,111,941.87	30	37,064.73	6.288	84.63	2.288
Total:	38.1	61.5	0.4	100	202,045,642.69	4,665	43,310.96	6.771	85.47	2.771

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2. CLTV

CLTV	FICO 601-650	FICO 651-700	FICO 701-750	FICO 751-800	FICO 801-850	Percent of Principal Balance	Principal Balance	Count	Average Principal Balance	WAC	WA CLTV	WA MGN
0.01 - 10.00	0	0	0	0	0	0	77,986.05	1	77,986.05	4	7.77	0
10.01 - 20.00	0	0	0.1	0.1	0	0.2	335,784.78	2	167,892.39	4.553	14.94	0.553
20.01 - 30.00	0	0	0	0.3	0	0.3	647,821.04	5	129,564.21	5.026	27.42	1.026
30.01 - 40.00	0	0	0.1	0.2	0	0.3	602,178.93	12	50,181.58	4.88	35.16	0.88
40.01 - 50.00	0	0.3	0.2	0.4	0	0.9	1,797,924.39	25	71,916.98	5.413	46.26	1.413
50.01 - 60.00	0	0.9	0.7	0.7	0	2.3	4,737,795.90	58	81,686.14	5.342	55.08	1.342
60.01 - 70.00	0.7	2.3	2.1	1.1	0	6.2	12,471,069.18	163	76,509.63	5.499	66.45	1.499
70.01 - 80.00	0.9	7	8.5	3.7	0.1	20.1	40,555,342.26	538	75,381.68	5.406	76.97	1.406
80.01 - 90.00	1.9	16.2	11.7	5.5	0.3	35.3	71,273,362.03	1,957	36,419.70	7.229	88.62	3.229
90.01 - 100.00	2	15.4	11.8	5.1	0.1	34.3	69,247,639.97	1,899	36,465.32	7.511	95.04	3.511
100.01 - 110.00	0	0.1	0	0	0	0.1	180,392.65	3	60,130.88	4.488	104.01	0.488
110.01 >=	0	0.1	0	0	0	0.1	118,345.51	2	59,172.76	8.113	114.73	4.113
Total:	5.5	42.3	35.1	17.1	0.6	100	202,045,642.69	4,665	43,310.96	6.771	85.47	2.771

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3. Current Balance

Current Balance	FICO 601-650	FICO 651-700	FICO 701-750	FICO 751-800	FICO 801-850	Percent of Principal Balance	Principal Balance	Count	Average Principal Balance	WAC	WA CLTV	WA MGN
0.01 - 50000.00	2.5	17.7	14.5	7.4	0.3	42	84,813,731.12	3,405	24,908.58	7.232	89.82	3.232
50000.01 - 100000.00	2.1	16.2	10.9	5.7	0.1	34.9	70,434,997.41	975	72,241.02	6.798	85.62	2.798
100000.01 - 150000.00	0.3	3.6	3.7	1.7	0.1	9.3	18,757,108.94	148	126,737.22	6.134	81.66	2.134
150000.01 - 200000.00	0.5	3.9	3.7	1.4	0	9.4	19,059,034.30	104	183,259.95	5.839	74.97	1.839
200000.01 - 250000.00	0	0.3	0.9	0.1	0	1.4	2,718,900.25	12	226,575.02	5.125	75.91	1.125
250000.01 - 300000.00	0	0.6	1.4	0.7	0.1	2.7	5,499,670.67	19	289,456.35	5.467	73.63	1.467
350000.01 - 400000.00	0.2	0	0	0.2	0	0.4	762,200.00	2	381,100.00	7.332	63.12	3.332
Total:	5.5	42.3	35.1	17.1	0.6	100	202,045,642.69	4,665	43,310.96	6.771	85.47	2.771

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4. Prepay Penalty Term

Prepay Penalty Term	FICO 601-650	FICO 651-700	FICO 701-750	FICO 751-800	FICO 801-850	Percent of Principal Balance	Principal Balance	Count	Average Principal Balance	WAC	WA CLTV	WA MGN
60	4.3	36.9	29	12.2	0.4	82.4	166,502,608.22	3,915	42,529.40	7.114	86.5	3.114
180	1.2	5.4	6.1	4.9	0.1	17.6	35,543,034.47	750	47,390.71	5.167	80.63	1.167
Total:	5.5	42.3	35.1	17.1	0.6	100	202,045,642.69	4,665	43,310.96	6.771	85.47	2.771

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5. Current Mortgage Rate

Current Mortgage Rate	FICO 601-650	FICO 651-700	FICO 701-750	FICO 751-800	FICO 801-850	Percent of Principal Balance	Principal Balance	Count	Average Principal Balance	WAC	WA CLTV	WA MGN
2.501 - 5.000	0.1	1.5	9.8	6	0.2	17.5	35,246,920.52	604	58,355.83	4.598	74.74	0.598
5.001 - 7.500	2.4	19.5	18.4	7.6	0.3	47.9	96,736,258.15	1,944	49,761.45	6.44	84.94	2.44
7.501 - 10.000	3	21.3	6.9	3.4	0.1	34.6	69,995,917.21	2,115	33,095.00	8.319	91.59	4.319
10.001 - 12.500	0	0	0	0	0	0	66,546.81	2	33,273.41	10.219	93.73	6.219
Total:	5.5	42.3	35.1	17.1	0.6	100	202,045,642.69	4,665	43,310.96	6.771	85.47	2.771

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6. Current Mortgage Rate

Current Mortgage Rate	CLTV 70 or Less	CLTV 70.01-80.00	CLTV 80.01-90.00	CLTV 90.01-100.00	CLTV > 100	Percent of Principal Balance	Principal Balance	Count	Average Principal Balance	WAC	WA CLTV	WA MGN
2.501 - 5.000	4.6	10	0	0	0.1	17.5	35,246,920.52	604	58,355.83	4.598	74.74	0.598
5.001 - 7.500	5.3	10	10	20	0	47.9	96,736,258.15	1,944	49,761.45	6.44	84.94	2.44
7.501 - 10.000	0.3	0	20	20	0	34.6	69,995,917.21	2,115	33,095.00	8.319	91.59	4.319
10.001 - 12.500	0	0	0	0	0	0	66,546.81	2	33,273.41	10.219	93.73	6.219
Total:	10.2	20	40	30	0.1	100	202,045,642.69	4,665	43,310.96	6.771	85.47	2.771

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Winter Group HELOC Tape

Prepared by Ken Nanney (704)715-1068

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